Money Market Funds	Prospectus Supplement

UBS Select Prime Institutional Fund
Supplement to the Prospectus
Dated August 27, 2010

June 30, 2011

Dear Investor:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) has decided to continue a voluntary fee waiver reducing fund expenses for UBS Select Prime Institutional Fund (the “fund”), rather than phase it out, which was a potential option that had been indicated in a previous prospectus supplement. UBS Global AM will waive 0.02% of the fund’s management fees until at least July 31, 2011. After that time, the waiver will either be extended further (at either this rate or a different level), or be phased out by decreasing it by 0.01% per week until the voluntary waiver expires in August. Any extension would be announced in a subsequent prospectus supplement. Therefore, the first full paragraph on page 37 of the prospectus, in the section captioned “Management — Advisory and administration fees,” is replaced with the following:

UBS Global AM may voluntarily waive fees from time to time. For example, UBS Global AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive a portion of its fees. Waivers may impact a fund’s performance. With respect to UBS Select Prime Institutional Fund, UBS Global AM will voluntarily waive 0.02% of its management fees until July 31, 2011. As a result, the total ordinary annual fund operating expenses for this fund will be reduced to 0.16% through July 31, 2011, at which point this voluntary waiver will be phased out at a rate of 0.01% per week (unless further extended — either at this or a different rate).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-490